Glenbrook Life
and Annuity Company
A Stock Company

Headquarters: 3100 Sanders Road, Northbrook, Illinois  60062-7154


Flexible Premium Deferred Variable Annuity Contract


Throughout this Contract, "you" and "your" refer to the Contract owner(s). "We", "us" and "our" refer to Glenbrook Life and Annuity Company.

Contract Summary
This flexible premium deferred variable annuity provides a cash withdrawal benefit and a death benefit during the Accumulation Phase and periodic income payments beginning on the Payout Start Date during the Payout Phase.

The dollar amount of income payments or other values provided by this Contract, when based on the investment experience of the Variable Account, will vary to reflect the performance of the Variable Account. For amounts in the Guaranteed Maturity Fixed Account, the withdrawal benefit, the death benefit, transfers to other sub-accounts and any periodic income payments may be subject to a Market Value Adjustment which may result in an upward or downward adjustment of the amount distributed.

This Contract does not pay dividends.

The tax status of this Contract as it applies to the owner should be reviewed each year.

PLEASE READ YOUR CONTRACT CAREFULLY.

This is a legal contract between the Contract owner and Glenbrook Life and Annuity Company.

Return Privilege
Upon written request we will provide you with factual information regarding the benefits and provisions contained in this Contract. If you are not satisfied with this Contract for any reason, you may return it to us or our agent within 20 days after you receive it. We will refund any purchase payments allocated to the Variable Account, adjusted to reflect investment gain or loss from the date of allocation to the date of cancellation, plus any purchase payments allocated to the Fixed Account. (Where required by state law, we will refund any purchase payments.) If this Contract is qualified under Section 408 of the Internal Revenue Code, we will refund the greater of any purchase payments or the Contract Value. A refund under this return privilege excludes the actual amount of any Credit Enhancement.

If you have any questions about your Glenbrook Life variable annuity, please contact Glenbrook Life at (800) 776-6978.






    Secretary                         Chairman and Chief Executive Officer


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TABLE OF CONTENTS
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THE PERSONS INVOLVED.........................................................3

ACCUMULATION PHASE...........................................................4

PAYOUT PHASE................................................................11

INCOME PAYMENT TABLES.......................................................13

GENERAL PROVISIONS..........................................................15


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GLMU130

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THE PERSONS INVOLVED
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Owner The person named at the time of  application is the Owner of this Contract unless subsequently changed. As Owner, you will receive any periodic income payments, unless you have directed us to pay them to someone else.

You may exercise all rights stated in this Contract, subject to the rights of any irrevocable Beneficiary.

You may change the Owner or Beneficiary at any time. If the Owner is a natural person, you may change the Annuitant prior to the Payout Start Date. Once we have received a satisfactory written request for an Owner, Beneficiary or Annuitant change, the change will take effect as of the date you signed it. We are not liable for any payment we make or other action we take before receiving any written request for a change from you.

You may not assign an interest in this Contract as collateral or security for a loan. However, you may assign periodic income payments under this Contract prior to the Payout Start Date. We are bound by an assignment only if it is signed by the assignor and filed with us. We are not responsible for the validity of an assignment.

If the sole surviving Owner dies prior to the Payout Start Date, the Beneficiary becomes the new Owner. If the sole surviving Owner dies after the Payout Start Date, the Beneficiary becomes the new Owner and will receive any subsequent guaranteed income payments.

If more than one person is designated as Owner:

o Owner as used in this Contract refers to all people named as Owners, unless otherwise indicated;

o    any request to exercise ownership rights must be signed by all Owners; and

o on the death of any person who is an Owner, the surviving person(s) named as Owner will continue as Owner.


Annuitant The Annuitant is the person named on the Annuity Data Page, but may be changed by the Owner, as described above. The Annuitant must be a living individual. If the Annuitant dies prior to the Payout Start Date, the new Annuitant will be:

o        the youngest Owner; otherwise,

o        the youngest Beneficiary.


Beneficiary The Beneficiary is the person(s) named on the Annuity Data Page, but may be changed by the Owner, as described above. We will determine the Beneficiary from the most recent written request we have received from you. If you do not name a Beneficiary or if the Beneficiary named is no longer living, the Beneficiary will be:

o        your spouse if living; otherwise,

o        your children equally if living; otherwise,

o        your estate.

The Beneficiary may become the Owner under the circumstances described in the Owner provision above.



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The Beneficiary may assign benefits under the Contract, as described above, once they are payable to the Beneficiary. We are bound by an assignment only if it is signed by the assignor and filed with us. We are not responsible for the validity of an assignment.


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ACCUMULATION PHASE
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Accumulation  Phase Defined The "Accumulation  Phase" is the first of two phases during your Contract. The Accumulation Phase begins on the issue date of the Contract stated on the Annuity Data Page. This phase will continue until the Payout Start Date unless the Contract is terminated before that date.


Contract Year "Contract Year" is the one year period beginning on the issue date of the Contract and on each anniversary of the issue date.


Investment Alternatives The "Investment Alternatives" are the Sub-accounts of the Variable Account and any Fixed Account Options. We reserve the right to limit the availability of the Investment Alternatives.


Credit Enhancement A "Credit Enhancement" will be allocated to the Investment Alternatives you selected at the time of the purchase payment. It will be allocated among the Investment Alternatives in the same proportions as the purchase payment. The amount of your Credit Enhancement will be the percentage of your purchase payment indicated on the Annuity Data Page. We do not consider Credits to be an investment in the Contract for income tax purposes.


Purchase Payments Purchase payments are initial and subsequent payments made by you, and do not include any Credit Enhancement. The initial purchase payment is shown on the Annuity Data Page. You may make subsequent purchase payments during the Accumulation Phase. The number of purchase payments is unlimited. We may limit the amount of each subsequent purchase payment that we will accept to a minimum of $500 and a maximum of $1,000,000.

We will invest the purchase payments in the Investment Alternatives you select. You may allocate any portion of your purchase payment in whole percents from 0% to 100% or in exact dollar amounts to any of the Investment Alternatives. The total allocation must equal 100%.

The allocation of the initial purchase payment is shown on the Annuity Data Page. Allocation of each subsequent purchase payment will be the same as the allocation for the most recent purchase payment unless you change the allocation. You may change the allocation of subsequent purchase payments at any time, without charge, simply by giving us written notice. Any change will be effective at the time we receive the notice.


Variable Account The "Variable Account" for this Contract is the Glenbrook Life and Annuity Company Separate Account A. This account is a separate investment account to which we allocate assets contributed under this and certain other contracts. These assets will not be charged with liabilities arising from any other business we may have.


Variable Sub-accounts The Variable Account is divided into Sub-accounts. Each Sub-account invests solely in the shares of the mutual fund underlying that Sub-account.


Fixed Account Options The Fixed Account options are the Guarantee Periods of the Guaranteed Maturity Fixed Account.


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Guaranteed  Maturity  Fixed  Account The  Guaranteed  Maturity  Fixed Account is
divided into Guarantee Periods. A Guarantee Period is identified by the date the Guarantee Period begins and the duration of the Guarantee Period. You create a Guarantee Period when:

o    you make a purchase payment; or

o    you select a new Guarantee Period after the prior Guarantee Period expires;
     or

o you transfer an amount from an existing Sub-account of the Variable Account, from another Guarantee Period of the Guaranteed Maturity Fixed Account, or from any Fixed Account Options.

You must select the Guarantee Period for all purchase payments and transfers allocated to the Guaranteed Maturity Fixed Account. If you do not select a Guarantee Period for a purchase payment or transfer, we will assign the same period(s) as used for the most recent purchase payment. Guarantee Periods are offered at our discretion and may range from one to ten years. We may change the Guarantee Periods available for future purchase payments or transfers allocated to the Guaranteed Maturity Fixed Account.

We will mail you a notice prior to the expiration of each Guarantee Period outlining the options available at the end of the Guarantee Period. During the 30 day period after a Guarantee Period expires you may:

o take no action and we will automatically apply the Guarantee Period value to a Guarantee Period of the same duration as the Guarantee Period that just expired to be established on the day the previous Guarantee Period expired; or

o notify us to apply the Guarantee Period value to a new Guarantee Period(s) to be established on the day the previous Guarantee Period expired; or

o notify us to apply the Guarantee Period value to any Sub-account of the Variable Account on the day we receive the notification; or

o receive a portion of the Guarantee Period value or the entire Guarantee Period value through a partial or full withdrawal that is not subject to a Market Value Adjustment; however, a Withdrawal Charge and taxes may apply. In this case, the amount withdrawn will be deemed to have been withdrawn on the day the Guarantee Period expired.


Crediting Interest We credit interest daily to money allocated to the Fixed Account options at a rate which compounds over one year to the interest rate we guaranteed when the money was allocated. We will credit interest to the initial purchase payment including Credit Enhancement allocated to any Fixed Account Option from the issue date. We will credit interest to subsequent purchase payments including Credit Enhancements allocated to any Fixed Account Options from the date we receive them at a rate declared by us. We will credit interest to transfers to the Guaranteed Maturity Fixed Account from the date the transfer is made. The minimum guaranteed interest rate, if any, for any Fixed Account Options is shown on the Annuity Data Page.


Transfers Prior to the Payout Start Date, you may transfer amounts between Investment Alternatives. You may make 12 transfers per Contract Year without charge. Each transfer after the 12th transfer in any Contract Year may be assessed a $10 transfer fee. Transfers are subject to the following restrictions:

o Any transfer from a Guarantee Period of the Guaranteed Maturity Fixed Account will be subject to a Market Value Adjustment unless the transfer occurs during the 30 day period after the Guarantee Period expires.

o We reserve the right to limit the number of transfers in any Contract Year or to refuse any transfer request for an Owner or certain Owners if, in our sole discretion, we believe that:



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o    excessive trading by such Owner or Owners or a specific transfer request or group of transfer requests may have a detrimental effect on Unit Values or the share prices of the underlying mutual funds or would be to the disadvantage of other Contract Owners; or

o We are informed by one or more of the underlying mutual funds that the purchase or redemption of shares is to be restricted because of excessive trading or a specific transfer or group of transfers is deemed to have a detrimental effect on share prices of affected underlying mutual funds.

Such restrictions may be applied in any manner which is reasonably designed to prevent any use of the transfer right which is considered by us to be to the disadvantage of the other Contract Owners.

We reserve the right to waive the transfer fees and restrictions contained in this Contract.


Contract Value On the issue date of the Contract, the "Contract Value" is equal to the initial purchase payment plus the Credit Enhancement. After the issue date, the "Contract Value" is equal to the sum of:

o the number of Accumulation Units you hold in each Sub-account of the Variable Account multiplied by the Accumulation Unit Value for that Sub-account on the most recent Valuation Date; plus

o    the total value you have in any Fixed Account Options

If you withdraw the entire Contract Value, you may receive an amount greater or less than the Contract Value because a Market Value Adjustment, a Withdrawal Charge, and a premium tax charge may apply.


Valuation Period and Valuation Date A "Valuation Period" is the time interval between the closing of the New York Stock Exchange on consecutive Valuation Dates. A "Valuation Date" is any date the New York Stock Exchange is open for trading.


Accumulation Units and Accumulation Unit Value Amounts which you allocate to a Sub-account of the Variable Account are used to purchase Accumulation Units in that Sub-account. The Accumulation Unit Value for each Sub-account at the end of any Valuation Period is calculated by multiplying the Accumulation Unit Value at the end of the immediately preceding Valuation Period by the Sub-account's Net Investment Factor for the Valuation Period. The Accumulation Unit Values may go up or down. Additions or transfers to a Sub-account of the Variable Account will increase the number of Accumulation Units for that Sub-account. Withdrawals or transfers from a Sub-account of the Variable Account will decrease the number of Accumulation Units for that Sub-account.


Net Investment Factor For each Sub-account of the Variable Account, the "Net Investment Factor" for a Valuation Period is (A) divided by (B), minus (C) where:

(A)  is the sum of:

     (1) the net asset value per share of the mutual fund underlying the Sub-account determined at the end of the current Valuation Period, plus

     (2) the per share amount of any dividend or capital gain distributions made by the mutual fund underlying the Sub-account during the current Valuation Period.

(B) is the net asset value per share of the mutual fund underlying the Sub-account determined as of the end of the immediately preceding Valuation Period.

(C) is the sum of the annualized Administrative Expense Charge and the annualized Mortality and Expense Risk Charge divided by the number of days in the current calendar year and then multiplied by the number of calendar days in the current Valuation Period.



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Charges The charges for this Contract  include  Administrative  Expense Charges,
Mortality and Expense Risk Charges, Contract Maintenance Charges, transfer charges, and any applicable taxes. If a withdrawal is made, the Contract may also be subject to a Withdrawal Charge and a Market Value Adjustment.


Administrative Expense Charge The annualized Administrative Expense Charge will never be greater than 0.10%. (See Net Investment Factor for a description of how this charge is applied.)


Mortality and Expense Risk Charge The annualized Mortality and Expense Risk Charge will never be greater than 1.40%. (See Net Investment Factor for a description of how this charge is applied.)

Our actual mortality and expense experience will not adversely affect the dollar amount of variable benefits or other contractual payments or values under this Contract.


Contract Maintenance Charge Prior to the Payout Start Date, a Contract Maintenance Charge will be deducted from your Contract Value on each Contract anniversary. The charge is only deducted from the Sub-accounts of the Variable Account. The charge will be deducted on a pro-rata basis from each Sub-account of the Variable Account. A full Contract Maintenance Charge will be deducted if the Contract is terminated on any date other than a Contract anniversary. The annualized charge will never be greater than $35 per Contract Year. The Contract Maintenance Charge will be waived if total purchase payments are $50,000 or more or if all money is allocated to the Fixed Account options on the Contract anniversary.

After the Payout Start Date the Contract Maintenance Charge will be deducted in equal parts from each income payment. The Contract Maintenance Charge will be waived if the Contract Value on the Payout Start Date is $50,000 or more or if all payments are Fixed Amount Income Payments.


Taxes Any premium tax relating to this Contract may be deducted from purchase payments or the Contract Value when the tax is incurred or at a later time.


Withdrawal You have the right to withdraw part or all of your Contract Value at any time during the Accumulation Phase. A withdrawal must be at least $50. If any withdrawal reduces the Contract Value to less than $1,000, we will treat the request as a withdrawal of the entire Contract Value. If you withdraw the entire Contract Value, the Contract will terminate.

You must specify the Investment Alternative(s) from which you wish to make a withdrawal. When you make a withdrawal, your Contract Value will be reduced by the amount paid to you and any applicable Withdrawal Charge, Market Value Adjustment, and taxes. A Contract Maintenance Charge will also be deducted if the Contract is terminated. Any Withdrawal Charge will be waived on withdrawals taken to satisfy IRS minimum distribution rules. This waiver is permitted only for withdrawals which satisfy distributions resulting from this Contract.


Free Withdrawal Amount During the first Contract Year, the Free Withdrawal Amount equals 15% of your initial purchase payment. Each subsequent Contract Year the Free Withdrawal Amount is equal to 15% of the Contract Value as of the beginning of that Contract Year. Each Contract Year you may withdraw the Free Withdrawal Amount without any Withdrawal Charge or Market Value Adjustment. Any Free Withdrawal Amount which is not withdrawn in a year may not be carried over to increase the Free Withdrawal Amount available in a subsequent year.


Withdrawal Charge Withdrawals in excess of the Free Withdrawal Amount will be subject to a Withdrawal Charge as follows:



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         Payment Year:     1     2    3    4   5    6    7    8   9 and Later

         Percentage:       8%    8%   7%   7%  6%   5%   4%   3%    0%


To determine the Withdrawal Charge, we assume that purchase payments are withdrawn first, beginning with the oldest payment. When all purchase payments have been withdrawn, additional withdrawals will not be assessed a Withdrawal Charge.

For each purchase payment withdrawal, the "Payment Year" in the table is measured from the date we received the purchase payment. The Withdrawal Charge is determined by multiplying the percentage corresponding to the Payment Year times that part of each purchase payment withdrawal that is in excess of the Free Withdrawal Amount.


Market Value Adjustment Activities in a Guarantee Period of the Guaranteed Maturity Fixed Account that may be subject to a Market Value Adjustment are withdrawals in excess of the Free Withdrawal Amount, transfers, death benefits, and amounts applied to an income plan. An activity will be subject to a Market Value Adjustment unless:

o    it occurs during the 30 day period after a Guarantee Period expires; or

o    it is a transfer that is part of a Dollar Cost Averaging program.

A Market Value Adjustment is an increase or decrease in the amount reflecting changes in the level of interest rates since the Guarantee Period was established. As used in this provision, "Treasury Rate" means the U. S. Treasury Note Constant Maturity yield as reported in Federal Reserve Bulletin Release
H.15. The Market Value Adjustment is based on the following:

         I = the Treasury Rate for a maturity equal to the Guarantee Period for the week preceding the establishment of the Guarantee Period;

         J = the Treasury Rate for a maturity equal to the Guarantee Period for the week preceding the receipt of the withdrawal request, death benefit request, transfer request, or Income Payment request.

         N = the number of whole and partial years from the date we receive the withdrawal, transfer, or death benefit request, or from the Payout Start Date, to the end of the Guarantee Period;

An adjustment factor is determined from the following formula:

                                .9 x (I - J) x N

The amount subject to a Market Value Adjustment that is deducted from a Guarantee Period of the Guaranteed Maturity Fixed Account is multiplied by the adjustment factor to determine the amount of the Market Value Adjustment.

Any Market Value Adjustment will be waived on withdrawals taken to satisfy IRS minimum distribution rules. This waiver is permitted only for withdrawals which satisfy distributions resulting from this Contract.


Death of Owner If you die prior to the Payout Start Date, the new Owner will be the surviving Owner. If there is no surviving Owner, the new Owner will be the Beneficiary(ies). The new Owner will have the options described below.

1.   If the sole new Owner is your spouse:




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     a.   Your spouse may elect,  within 180 days of the date of your death,  to receive the Death Benefit described below in a lump sum.

     b. Your spouse may elect, within 180 days of the date of your death, to receive an amount equal to the Death Benefit paid out under one of the Income Plans described in the Payout Phase section. The Payout Start Date must be within one year of your date of death. Income Payments must be:

          i.   over the life of your spouse; or

          ii. for a guaranteed number of payments from 5 to 30 years but not to exceed the life expectancy of your spouse; or

          iii. Over the life of your spouse with a guaranteed number of payments from 5 to 30 years but not to exceed the life expectancy of your spouse.

     c. If your spouse does not elect one of the options above, then your spouse may continue the Contract in the Accumulation Phase as if the death had not occurred. If the Contract is continued in the Accumulation Phase, the following conditions apply:

          o On the day the Contract is continued, the Contract Value will be the Death Benefit as determined at the end of the Valuation Period during which we received due proof of death.

          o The surviving spouse may make a single withdrawal of any amount within one year of the date of death without incurring a Withdrawal Charge.

          o Prior to the Payout Start Date, the Death Benefit of the continued Contract will be the greater of:

               o the sum of all purchase payments reduced by a withdrawal adjustment, as defined in the Death Benefit provision; or

               o    the  Contract  Value  on the  date we  determine  the  Death
                    Benefit; or

               o the Contract Value on each Death Benefit Anniversary prior to the date we determine the Death Benefit, increased by any purchase payments made since that Death Benefit Anniversary and reduced by a withdrawal adjustment, as defined in the Death Benefit provision.

2. If the new Owner is not your spouse but is a Natural Person, then this new Owner has the following options:


     a. The new Owner may elect, within 180 days of the date of your death, to receive the death benefit described below in a lump sum.

     b. The new Owner may elect, within 180 days of the date of your death, to receive an amount equal to the Death Benefit paid out under one of the Income Plans described in the Payout Phase section. The Payout Start Date must be within one year of your date of death. Income Payments must be:

          i.   over the life of the new Owner; or

          ii. for a guaranteed number of payments from 5 to 30 years but not to exceed the life expectancy of the new Owner; or

          iii. Over the life of the new Owner with a guaranteed number of payments from 5 to 30 years but not to exceed the life expectancy of the new Owner.



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          c.   The new Owner may elect to receive the  Settlement  Value payable in a lump sum within 5 years of your date of death.

3.   If the new Owner is a corporation or other non-Natural Person:


     a. The non-natural Owner may elect, within 180 days of your death, to receive the Death Benefit in a lump sum.

     b. The non-natural Owner may elect to receive the Settlement Value payable in a lump sum within 5 years of your date of death.

If any new Owner is a non-Natural Person, all new Owners will be considered to be non-Natural Persons for the above purposes.

If the new Owner who is not your spouse does not make one of the above described elections, the Settlement Value must be withdrawn by the new Owner on or before the mandatory distribution date 5 years after your date of death. Under any of these options, all ownership rights are available to the new Owner from the date of your death to the date on which the Death Benefit or Settlement Value is paid. We reserve the right to extend beyond 180 days the period when we will pay the Death Benefit.


Death of Annuitant If the Annuitant who is not also the Owner dies prior to the Payout Start Date, the Owner must elect an applicable option listed below. If the option selected is 1(a) or 1(b)(ii) below, the new Annuitant will be the youngest Owner, unless the Owner names a different Annuitant.

1.   If the Owner is a Natural Person:


     a. The Owner may choose to continue this Contract as if the death had not occurred; or

     b. If we receive due proof of death within 180 days of the date of the Annuitant's death, then the Owner may alternatively choose to:

          i.   Receive the Death Benefit in a lump sum; or

          ii. Apply the Death Benefit to an Income Plan which must begin within one year of the date of death.

2.   If the Owner is a non-Natural Person:


     a. The non-natural Owner may elect, within 180 days of the Annuitant's date of death, to receive the Death Benefit in a lump sum; or

     b. The non-natural Owner may elect to receive the Settlement Value payable in a lump sum within 5 years of the Annuitant's date of death.

If the non-natural Owner does not make one of the above described elections, the Settlement Value must be withdrawn by the non-natural Owner on or before the mandatory distribution date 5 years after the Annuitant's death.

Under any of these options, all ownership rights are available to the Owner from the date of the Annuitant's death to the date on which the Death Benefit or Settlement Value is paid. We reserve the right to extend beyond 180 days the period when we will pay the Death Benefit.


Death Benefit Except as defined above when the surviving spouse continues the Contract, prior to the Payout Start Date, the Death Benefit is equal to the greatest of the following Death Benefit alternatives:

o the sum of all purchase payments reduced by a withdrawal adjustment, as defined below; or

o    the Contract Value on the date we determine the Death Benefit; or

o the amount that would have been payable in the event of a full withdrawal of the Contract Value on the date we determine the Death Benefit; or

o the Contract Value on each Death Benefit Anniversary prior to the date we determine the Death Benefit, increased by any purchase payments made since that Death Benefit Anniversary and reduced by a withdrawal adjustment, as defined below.

The first Death Benefit Anniversary is the 8th Contract anniversary. Subsequent Death Benefit Anniversaries are those Contract anniversaries that are multiples of 8 Contract Years, beginning with the 16th Contract anniversary. For example, the 8th, 16th, and 24th Contract anniversaries are the first three Death Benefit Anniversaries.

The withdrawal adjustment is equal to (a) divided by (b), with the result multiplied by (c), where:

     (a)  = the withdrawal amount.

     (b)  = the Contract Value immediately prior to the withdrawal.

     (c) = the value of the applicable Death Benefit alternative immediately prior to the withdrawal.

We will determine the value of the Death Benefit as of the end of the Valuation Period during which we receive a complete request for payment of the Death Benefit. A complete request includes due proof of death.


Settlement Value The Settlement Value is the same amount that would be paid in the event of a full withdrawal of the Contract Value. We will calculate the Settlement Value at the end of the Valuation Period coinciding with the requested distribution date for payment or on the mandatory distribution date of 5 years after the date of death, whichever is earlier.


------------------------------------------------------------------------------

PAYOUT PHASE
------------------------------------------------------------------------------


Payout Phase Defined The "Payout Phase" is the second of the two phases during your Contract. During this phase the Contract Value adjusted by any Market Value Adjustment and less any applicable taxes is applied to the Income Plan you choose and is paid out as provided in that plan.

The Payout Phase begins on the Payout Start Date. It continues until we make the last payment as provided by the Income Plan chosen.


Payout Start Date The "Payout Start Date" is the date the Contract Value adjusted by any Market Value Adjustment and less any applicable taxes is applied to an Income Plan. The anticipated Payout Start Date is shown on the Annuity Data Page. You may change the Payout Start Date by writing to us at least 30 days prior to this date.

The Payout Start Date must be on or before the later of:

o        the Annuitant's 90th birthday; or

o        the 10th anniversary of the Contract's issue date.

Income Plans An "Income Plan" is a series of payments on a scheduled basis to you or to another person designated by you. The Contract Value on the Payout Start Date adjusted by any Market Value Adjustment and less any applicable taxes, will be applied to your Income Plan choice from the following list:

1. Life Income with Guaranteed Payments. We will make payments for as long as the Annuitant lives. If the Annuitant dies before the selected number of guaranteed payments have been made, we will continue to pay the remainder of the guaranteed payments.

2. Joint and Survivor Life Income with Guaranteed Payments. We will make payments for as long as either the Annuitant or joint Annuitant, named at the time of Income Plan selection, lives. If both the Annuitant and the joint Annuitant die before the selected number of guaranteed payments have been made, we will continue to pay the remainder of the guaranteed payments.

3. Guaranteed Number of Payments. We will make payments for a specified number of months beginning on the Payout Start Date. These payments do not depend on the Annuitant's life. The number of months guaranteed may be from 60 to
     360. Income payments for less than 120 months may be subject to a Withdrawal Charge.

We reserve the right to make available other Income Plans.


Income Payments Income payment amounts may be Variable Amount Income Payments, Fixed Amount Income Payments, or both. The method of calculating the initial payment is different for the two types of payments. The Contract Maintenance Charge will be deducted in equal payments from each income payment. The Contract Maintenance Charge will be waived if the Contract Value on the Payout Start Date is $50,000 or more or if all payments are Fixed Amount Income Payments.


Variable Amount Income Payments Variable Amount Income Payments will vary to reflect the performance of the Variable Account. The portion of the initial income payment based upon a particular Variable Sub-account is determined by applying the amount of the Contract Value in that Sub-account on the Payout Start Date, less any applicable premium tax, to the appropriate value from the Income Payment Table. This portion of the initial income payment is divided by the Annuity Unit Value on the Payout Start Date for that Variable Sub-account to determine the number of Annuity Units from that Sub-account which will be used to determine subsequent income payments. Unless transfers are made between Sub-accounts, each subsequent income payment from that Sub-account will be that number of Annuity Units times the Annuity Unit Value for the Sub-account for the Valuation Date on which the income payment is made.


Annuity Unit Value The Annuity Unit Value for each Sub-account of the Variable Account at the end of any Valuation Period is calculated by:

o multiplying the Annuity Unit Value at the end of the immediately preceding Valuation Period by the Sub-account's Net Investment Factor during the period; and then

o dividing the result by 1.000 plus the assumed investment rate for the period. The assumed investment rate is an effective annual rate of 3%. We reserve the right to offer an assumed investment rate greater than 3%.


Fixed Amount Income Payments The income payment amount derived from any monies allocated to the Fixed Account options during the Accumulation Phase are fixed for the duration of the Income Plan. The Fixed Amount Income Payment is calculated by applying the portion of the Contract Value in the Fixed Account options on the Payout Start Date, adjusted by any Market Value Adjustment and less any applicable premium tax, to the greater of the appropriate value from the Income Payment Table selected or such other value as we are offering at that time.

Annuity Transfers After the Payout Start Date, no transfers may be made from the Fixed Amount Income Payment. Transfers between Sub-accounts of the Variable Account, or from the Variable Amount Income Payment to the Fixed Amount Income Payment may not be made for six months after the Payout Start Date. Transfers may be made once every six months thereafter.


Payout Terms and Conditions The income payments are subject to the following terms and conditions:

o If the Contract Value is less than $2,000, or not enough to provide an initial payment of at least $20, we reserve the right to:

     o    change the payment frequency to make the payment at least $20; or

     o terminate the Contract and pay you the Contract Value adjusted by any Market Value Adjustment and less any applicable taxes in a lump sum.

     o If we do not receive a written choice of an Income Plan from you at least 30 days before the Payout Start Date, the Income Plan will be Life Income with Guaranteed Payments for 120 months.

o If you choose an Income Plan which depends on any person's life, we may require:

     o    proof of age and sex before income payments begin; and

     o proof that the Annuitant or joint Annuitant is still alive before we make each payment.

o After the Payout Start Date, the Income Plan cannot be changed and withdrawals cannot be made unless income payments are being made from the Variable Account under Income Plan 3. You may terminate the income payments being made from the Variable Account under Income Plan 3 at any time and withdraw their value, subject to Withdrawal Charges.

o If any Owner dies during the Payout Phase, the remaining income payments will be paid to the successor Owner as scheduled.


------------------------------------------------------------------------------

INCOME PAYMENT TABLES
------------------------------------------------------------------------------


The initial income payment will be at least the amount based on the adjusted age of the Annuitant(s) and the tables below, less any federal income taxes which are withheld. The adjusted age is the actual age on the Payout Start Date reduced by one year for each six full years between January 1, 1983 and the Payout Start Date. Income payments for ages and guaranteed payment periods not shown below will be determined on a basis consistent with that used to determine those that are shown. The Income Payment Tables are based on 3.0% interest and the 1983a Annuity Mortality Tables.


Income Plan 1 - Life Income with Guaranteed Payments for 120 Months
============================================================================================================================

                           Monthly Income Payment for each $1,000 Applied to this Income Plan
----------------------------------------------------------------------------------------------------------------------------
------------------- ---------------------- ---------------- ---------------------- ---------------- ------------------------

    Annuitant's                              Annuitant's                             Annuitant's
     Adjusted         Male     Female         Adjusted        Male     Female         Adjusted        Male    Female
       Age                                       Age                                     Age
------------------- ---------------------- ---------------- ---------------------- ---------------- ------------------------
------------------- ---------------------- ---------------- ---------------------- ---------------- ------------------------

       35              $3.43     $3.25            49           $4.15    $3.82             63           $5.52    $4.97
       36               3.47      3.28            50            4.22     3.88             64            5.66     5.09
       37               3.51      3.31            51            4.29     3.94             65            5.80     5.22
       38               3.55      3.34            52            4.37     4.01             66            5.95     5.35
       39               3.60      3.38            53            4.45     4.07             67            6.11     5.49
       40               3.64      3.41            54            4.53     4.14             68            6.27     5.64
       41               3.69      3.45            55            4.62     4.22             69            6.44     5.80
       42               3.74      3.49            56            4.71     4.29             70            6.61     5.96
       43               3.79      3.53            57            4.81     4.38             71            6.78     6.13
       44               3.84      3.58            58            4.92     4.46             72            6.96     6.31
       45               3.90      3.62            59            5.02     4.55             73            7.13     6.50
       46               3.96      3.67            60            5.14     4.65             74            7.31     6.69
       47               4.02      3.72            61            5.26     4.75             75            7.49     6.88
       48               4.08      3.77            62            5.39     4.86
=================== ====================== ================ ====================== ================ ========================

Income Plan 2 - Joint and Survivor Life Income with Guaranteed Payments for 120 Months
==============================================================================================================================

                            Monthly Income Payment for each $1,000 Applied to this Income Plan
------------------------------------------------------------------------------------------------------------------------------
-------------------- ---------------------------------------------------------------------------------------------------------

                     Female Annuitant's Adjusted Age
-------------------- ---------------------------------------------------------------------------------------------------------
-------------------- ---------- ------------ ----------- ---------- ---------- ---------- ---------- --------- ---------------

      Male
   Annuitant's          35         40        45          50         55           60         65           70         75
     Adjusted
       Age
-------------------- ---------- ------------ ----------- ---------- ---------- ---------- ---------- --------- ---------------
-------------------- ---------- ---------- ---------- ---------- ----------- ---------- ------------ ----------- -------------

       35             $3.09      $3.16      $3.23      $3.28      $3.32       $3.36      $3.39        $3.40       $3.42
       40              3.13       3.22       3.31       3.39       3.46        3.51       3.56         3.59        3.61
       45              3.17       3.28       3.39       3.50       3.60        3.69       3.76         3.81        3.85
       50              3.19       3.32       3.45       3.60       3.74        3.87       3.98         4.07        4.14
       55              3.21       3.35       3.51       3.68       3.87        4.06       4.23         4.37        4.48
       60              3.23       3.37       3.55       3.75       3.98        4.23       4.47         4.70        4.88
       65              3.24       3.39       3.57       3.80       4.07        4.37       4.71         5.04        5.34
       70              3.24       3.40       3.59       3.83       4.13        4.48       4.90         5.36        5.81
       75              3.25       3.41       3.61       3.86       4.17        4.56       5.04         5.61        6.22
==================== ========== ========== ========== ========== =========== ========== ============ =========== =============

Income Plan 3 - Guaranteed Number of Payments
================================= ==============================================

                                  Monthly Income Payment for each
    Specified Period              $1,000 Applied to this Income Plan
--------------------------------- ----------------------------------------------
--------------------------------- ----------------------------------------------

        10 Years                                    $9.61
        11 Years                                     8.86
        12 Years                                     8.24
        13 Years                                     7.71
        14 Years                                     7.26
        15 Years                                     6.87
        16 Years                                     6.53
        17 Years                                     6.23
        18 Years                                     5.96
        19 Years                                     5.73
        20 Years                                     5.51
================================= ==============================================

------------------------------------------------------------------------------

GENERAL PROVISIONS
------------------------------------------------------------------------------


The Entire Contract The entire contract consists of this Contract, any written application, and any endorsements and riders.

All statements made in a written application are representations and not warranties. No statement will be used by us in defense of a claim or to void the Contract unless it is included in a written application.

We may not modify this Contract without your consent, except to make it comply with any changes in the Internal Revenue Code or as required by any other applicable law. Only our officers may change this Contract. No other individual may do this.


Incontestability We will not contest the validity of this Contract after the issue date.


Misstatement of Age or Sex If any age or sex has been misstated, we will pay the amounts which would have been paid at the correct age and sex.

If we find the misstatement of age or sex after the income payments begin, we will:

o pay all amounts underpaid including interest calculated at an effective annual rate of 6%; or

o    stop payments until the total payments are equal to the corrected amount.


Annual Statement At least once a year, prior to the Payout Start Date, we will send you a statement containing Contract Value information. We will provide you with Contract Value information at any time upon request. The information presented will comply with any applicable law.


Settlements We may require that this Contract be returned to us prior to any settlement. We must receive due proof of death of the Owner or Annuitant prior to settlement of a death claim.

Any full withdrawal or Death Benefit under this Contract will not be less than the minimum benefits required by any statute of the state in which the Contract is delivered.


Deferment of Payments We will pay any amounts due from the Variable Account under this Contract within seven days, unless:

o the New York Stock Exchange is closed for other than usual weekends or holidays, or trading on such Exchange is restricted;

o    an emergency  exists as defined by the Securities and Exchange  Commission;
     or

o the Securities and Exchange Commission permits delay for the protection of Contract holders.

We reserve the right to postpone payments or transfers from the Fixed Account options for up to six months. If we elect to postpone payments from the Fixed Account for 30 days or more, we will pay interest as required by applicable law. Any interest would be payable from the date the withdrawal request is received by us to the date the payment is made.

Variable Account Modifications We reserve the right, subject to applicable law, to make additions to, deletions from, or substitutions for the mutual fund shares underlying the Sub-accounts of the Variable Account. We will not substitute any shares attributable to your interest in a Sub-account of the Variable Account without notice to you and prior approval of the Securities and Exchange Commission, to the extent required by the Investment Company Act of 1940, as amended.

We reserve the right to establish additional Sub-accounts of the Variable Account, each of which would invest in shares of another mutual fund. You may then instruct us to allocate purchase payments or transfers to such Sub-accounts, subject to any terms set by us or the mutual fund.

In the event of any such substitution or change, we may by endorsement, make such changes as may be necessary or appropriate to reflect such substitution or change.

If we deem it to be in the best interests of persons having voting rights under the contracts, the Variable Account may be operated as a management company under the Investment Company Act of 1940, as amended or it may be deregistered under such Act in the event such registration is no longer required.

GLMU130

GLMU133
Glenbrook Life
and Annuity Company
A Stock Company

Headquarters: 3100 Sanders Road, Northbrook, Illinois  60062-7154


Flexible Premium Deferred Variable Annuity Contract


Throughout this Contract, "you" and "your" refer to the Contract owner(s). "We", "us" and "our" refer to Glenbrook Life and Annuity Company.

Contract Summary
This flexible premium deferred variable annuity provides a cash withdrawal benefit and a death benefit during the Accumulation Phase and periodic income payments beginning on the Payout Start Date during the Payout Phase.

The dollar amount of income payments or other values provided by this Contract, when based on the investment experience of the Variable Account, will vary to reflect the performance of the Variable Account. For amounts in the Guaranteed Maturity Fixed Account, the withdrawal benefit, the death benefit, transfers to other sub-accounts and any periodic income payments may be subject to a Market Value Adjustment which may result in an upward or downward adjustment of the amount distributed.

This Contract does not pay dividends.

The tax status of this Contract as it applies to the owner should be reviewed each year.

PLEASE READ YOUR CONTRACT CAREFULLY.

This is a legal contract between the Contract owner and Glenbrook Life and Annuity Company.

Return Privilege
Upon written request we will provide you with factual information regarding the benefits and provisions contained in this Contract. If you are not satisfied with this Contract for any reason, you may return it to us or our agent within 20 days after you receive it. We will refund any purchase payments allocated to the Variable Account, adjusted to reflect investment gain or loss from the date of allocation to the date of cancellation, plus any purchase payments allocated to the Fixed Account. (Where required by state law, we will refund any purchase payments.) If this Contract is qualified under Section 408 of the Internal Revenue Code, we will refund the greater of any purchase payments or the Contract Value. A refund under this return privilege excludes the actual amount of any Credit Enhancement.

If you have any questions about your Glenbrook Life variable annuity, please contact Glenbrook Life at (800) 776-6978.






        Secretary              Chairman and Chief Executive Officer

------------------------------------------------------------------------------

TABLE OF CONTENTS
------------------------------------------------------------------------------

THE PERSONS INVOLVED.........................................................3

ACCUMULATION PHASE...........................................................4

PAYOUT PHASE................................................................11

INCOME PAYMENT TABLES.......................................................13

GENERAL PROVISIONS..........................................................15

                                     Page 3
GLMU133

------------------------------------------------------------------------------

THE PERSONS INVOLVED
------------------------------------------------------------------------------


Owner The person named at the time of application is the Owner of this Contract unless subsequently changed. As Owner, you will receive any periodic income payments, unless you have directed us to pay them to someone else.

You may exercise all rights stated in this Contract, subject to the rights of any irrevocable Beneficiary.

You may change the Owner or Beneficiary at any time. If the Owner is a natural person, you may change the Annuitant prior to the Payout Start Date. Once we have received a satisfactory written request for an Owner, Beneficiary or Annuitant change, the change will take effect as of the date you signed it. We are not liable for any payment we make or other action we take before receiving any written request for a change from you.

You may not assign an interest in this Contract as collateral or security for a loan. However, you may assign periodic income payments under this Contract prior to the Payout Start Date. We are bound by an assignment only if it is signed by the assignor and filed with us. We are not responsible for the validity of an assignment.

If the sole surviving Owner dies prior to the Payout Start Date, the Beneficiary becomes the new Owner. If the sole surviving Owner dies after the Payout Start Date, the Beneficiary becomes the new Owner and will receive any subsequent guaranteed income payments.

If more than one person is designated as Owner:

o Owner as used in this Contract refers to all people named as Owners, unless otherwise indicated;

o    any request to exercise ownership rights must be signed by all Owners; and

o on the death of any person who is an Owner, the surviving person(s) named as Owner will continue as Owner.


Annuitant The Annuitant is the person named on the Annuity Data Page, but may be changed by the Owner, as described above. The Annuitant must be a living individual. If the Annuitant dies prior to the Payout Start Date, the new Annuitant will be:

o        the youngest Owner; otherwise,

o        the youngest Beneficiary.


Beneficiary The Beneficiary is the person(s) named on the Annuity Data Page, but may be changed by the Owner, as described above. We will determine the Beneficiary from the most recent written request we have received from you. If you do not name a Beneficiary or if the Beneficiary named is no longer living, the Beneficiary will be:

o        your spouse if living; otherwise,

o        your children equally if living; otherwise,

o        your estate.

The Beneficiary may become the Owner under the circumstances described in the Owner provision above.

The Beneficiary may assign benefits under the Contract, as described above, once they are payable to the Beneficiary. We are bound by an assignment only if it is signed by the assignor and filed with us. We are not responsible for the validity of an assignment.


------------------------------------------------------------------------------

ACCUMULATION PHASE
------------------------------------------------------------------------------


Accumulation Phase Defined The "Accumulation Phase" is the first of two phases during your Contract. The Accumulation Phase begins on the issue date of the Contract stated on the Annuity Data Page. This phase will continue until the Payout Start Date unless the Contract is terminated before that date.


Contract Year "Contract Year" is the one year period beginning on the issue date of the Contract and on each anniversary of the issue date.


Investment Alternatives The "Investment Alternatives" are the Sub-accounts of the Variable Account and any Fixed Account Options. We reserve the right to limit the availability of the Investment Alternatives.


Credit Enhancement A "Credit Enhancement" will be allocated to the Investment Alternatives you selected at the time of the purchase payment. It will be allocated among the Investment Alternatives in the same proportions as the purchase payment. The amount of your Credit Enhancement will be the percentage of your purchase payment indicated on the Annuity Data Page. On every fifth Anniversary Date (e.g., 5th, 10th, 15th, etc.) you will receive an additional 2% Credit Enhancement on your Contract Value. Each Credit Enhancement will be allocated among the Investment Alternatives in the same proportion that the value in each Investment Alternative currently bears to your Contract Value, except that any portion of the Credit Enhancement corresponding to the value in any Fixed Account Option will instead be allocated to the money market sub-account. We do not consider Credits to be an investment in the Contract for income tax purposes.


Purchase Payments Purchase payments are initial and subsequent payments made by you, and do not include any Credit Enhancement. The initial purchase payment is shown on the Annuity Data Page. You may make subsequent purchase payments during the Accumulation Phase. The number of purchase payments is unlimited. We may limit the amount of each subsequent purchase payment that we will accept to a minimum of $500 and a maximum of $1,000,000.

We will invest the purchase payments in the Investment Alternatives you select. You may allocate any portion of your purchase payment in whole percents from 0% to 100% or in exact dollar amounts to any of the Investment Alternatives. The total allocation must equal 100%.

The allocation of the initial purchase payment is shown on the Annuity Data Page. Allocation of each subsequent purchase payment will be the same as the allocation for the most recent purchase payment unless you change the allocation. You may change the allocation of subsequent purchase payments at any time, without charge, simply by giving us written notice. Any change will be effective at the time we receive the notice.


Variable Account The "Variable Account" for this Contract is the Glenbrook Life and Annuity Company Separate Account A. This account is a separate investment account to which we allocate assets contributed under this and certain other contracts. These assets will not be charged with liabilities arising from any other business we may have.


Variable Sub-accounts The Variable Account is divided into Sub-accounts. Each Sub-account invests solely in the shares of the mutual fund underlying that Sub-account.

Fixed Account Options The Fixed Account options are the Guarantee Periods of the Guaranteed Maturity Fixed Account.


Guaranteed Maturity Fixed Account The Guaranteed Maturity Fixed Account is divided into Guarantee Periods. A Guarantee Period is identified by the date the Guarantee Period begins and the duration of the Guarantee Period. You create a Guarantee Period when:

o    you make a purchase payment; or

o    you select a new Guarantee Period after the prior Guarantee Period expires;
     or

o you transfer an amount from an existing Sub-account of the Variable Account, from another Guarantee Period of the Guaranteed Maturity Fixed Account, or from any Fixed Account Options.

You must select the Guarantee Period for all purchase payments and transfers allocated to the Guaranteed Maturity Fixed Account. If you do not select a Guarantee Period for a purchase payment or transfer, we will assign the same period(s) as used for the most recent purchase payment. Guarantee Periods are offered at our discretion and may range from one to ten years. We may change the Guarantee Periods available for future purchase payments or transfers allocated to the Guaranteed Maturity Fixed Account.

We will mail you a notice prior to the expiration of each Guarantee Period outlining the options available at the end of the Guarantee Period. During the 30 day period after a Guarantee Period expires you may:

o take no action and we will automatically apply the Guarantee Period value to a Guarantee Period of the same duration as the Guarantee Period that just expired to be established on the day the previous Guarantee Period expired; or

o notify us to apply the Guarantee Period value to a new Guarantee Period(s) to be established on the day the previous Guarantee Period expired; or

o notify us to apply the Guarantee Period value to any Sub-account of the Variable Account on the day we receive the notification; or

o receive a portion of the Guarantee Period value or the entire Guarantee Period value through a partial or full withdrawal that is not subject to a Market Value Adjustment; however, a Withdrawal Charge and taxes may apply. In this case, the amount withdrawn will be deemed to have been withdrawn on the day the Guarantee Period expired.


Crediting Interest We credit interest daily to money allocated to the Fixed Account options at a rate which compounds over one year to the interest rate we guaranteed when the money was allocated. We will credit interest to the initial purchase payment including Credit Enhancement allocated to any Fixed Account Option from the issue date. We will credit interest to subsequent purchase payments including Credit Enhancements allocated to any Fixed Account Options from the date we receive them at a rate declared by us. We will credit interest to transfers to the Guaranteed Maturity Fixed Account from the date the transfer is made. The minimum guaranteed interest rate, if any, for any Fixed Account Options is shown on the Annuity Data Page.


Transfers Prior to the Payout Start Date, you may transfer amounts between Investment Alternatives. You may make 12 transfers per Contract Year without charge. Each transfer after the 12th transfer in any Contract Year may be assessed a $10 transfer fee. Transfers are subject to the following restrictions:

o Any transfer from a Guarantee Period of the Guaranteed Maturity Fixed Account will be subject to a Market Value Adjustment unless the transfer occurs during the 30 day period after the Guarantee Period expires.

o We reserve the right to limit the number of transfers in any Contract Year or to refuse any transfer request for an Owner or certain Owners if, in our sole discretion, we believe that:

     o excessive trading by such Owner or Owners or a specific transfer request or group of transfer requests may have a detrimental effect on Unit Values or the share prices of the underlying mutual funds or would be to the disadvantage of other Contract Owners; or

     o We are informed by one or more of the underlying mutual funds that the purchase or redemption of shares is to be restricted because of excessive trading or a specific transfer or group of transfers is deemed to have a detrimental effect on share prices of affected underlying mutual funds.

     Such restrictions may be applied in any manner which is reasonably designed to prevent any use of the transfer right which is considered by us to be to the disadvantage of the other Contract Owners.

We reserve the right to waive the transfer fees and restrictions contained in this Contract.


Contract Value On the issue date of the Contract, the "Contract Value" is equal to the initial purchase payment plus the Credit Enhancement. After the issue date, the "Contract Value" is equal to the sum of:

o the number of Accumulation Units you hold in each Sub-account of the Variable Account multiplied by the Accumulation Unit Value for that Sub-account on the most recent Valuation Date; plus

o        the total value you have in any Fixed Account Options

If you withdraw the entire Contract Value, you may receive an amount greater or less than the Contract Value because a Market Value Adjustment, a Withdrawal Charge, and a premium tax charge may apply.


Valuation Period and Valuation Date A "Valuation Period" is the time interval between the closing of the New York Stock Exchange on consecutive Valuation Dates. A "Valuation Date" is any date the New York Stock Exchange is open for trading.


Accumulation Units and Accumulation Unit Value Amounts which you allocate to a Sub-account of the Variable Account are used to purchase Accumulation Units in that Sub-account. The Accumulation Unit Value for each Sub-account at the end of any Valuation Period is calculated by multiplying the Accumulation Unit Value at the end of the immediately preceding Valuation Period by the Sub-account's Net Investment Factor for the Valuation Period. The Accumulation Unit Values may go up or down. Additions or transfers to a Sub-account of the Variable Account will increase the number of Accumulation Units for that Sub-account. Withdrawals or transfers from a Sub-account of the Variable Account will decrease the number of Accumulation Units for that Sub-account.


Net Investment Factor For each Sub-account of the Variable Account, the "Net Investment Factor" for a Valuation Period is (A) divided by (B), minus (C) where:

(A)  is the sum of:

     (1) the net asset value per share of the mutual fund underlying the Sub-account determined at the end of the current Valuation Period, plus

     (2) the per share amount of any dividend or capital gain distributions made by the mutual fund underlying the Sub-account during the current Valuation Period.

(B) is the net asset value per share of the mutual fund underlying the Sub-account determined as of the end of the immediately preceding Valuation Period.

(C) is the sum of the annualized Administrative Expense Charge and the annualized Mortality and Expense Risk Charge divided by the number of days in the current calendar year and then multiplied by the number of calendar days in the current Valuation Period.

Charges The charges for this Contract include Administrative Expense Charges, Mortality and Expense Risk Charges, Contract Maintenance Charges, transfer charges, and any applicable taxes. If a withdrawal is made, the Contract may also be subject to a Withdrawal Charge and a Market Value Adjustment.


Administrative Expense Charge The annualized Administrative Expense Charge will never be greater than 0.10%. (See Net Investment Factor for a description of how this charge is applied.)


Mortality and Expense Risk Charge The annualized Mortality and Expense Risk Charge will never be greater than 1.40%. (See Net Investment Factor for a description of how this charge is applied.)

Our actual mortality and expense experience will not adversely affect the dollar amount of variable benefits or other contractual payments or values under this Contract.


Contract Maintenance Charge Prior to the Payout Start Date, a Contract Maintenance Charge will be deducted from your Contract Value on each Contract anniversary. The charge is only deducted from the Sub-accounts of the Variable Account. The charge will be deducted on a pro-rata basis from each Sub-account of the Variable Account. A full Contract Maintenance Charge will be deducted if the Contract is terminated on any date other than a Contract anniversary. The annualized charge will never be greater than $35 per Contract Year. The Contract Maintenance Charge will be waived if total purchase payments are $50,000 or more or if all money is allocated to the Fixed Account options on the Contract anniversary.

After the Payout Start Date the Contract Maintenance Charge will be deducted in equal parts from each income payment. The Contract Maintenance Charge will be waived if the Contract Value on the Payout Start Date is $50,000 or more or if all payments are Fixed Amount Income Payments.


Taxes Any premium tax relating to this Contract may be deducted from purchase payments or the Contract Value when the tax is incurred or at a later time.


Withdrawal You have the right to withdraw part or all of your Contract Value at any time during the Accumulation Phase. A withdrawal must be at least $50. If any withdrawal reduces the Contract Value to less than $1,000, we will treat the request as a withdrawal of the entire Contract Value. If you withdraw the entire Contract Value, the Contract will terminate.

You must specify the Investment Alternative(s) from which you wish to make a withdrawal. When you make a withdrawal, your Contract Value will be reduced by the amount paid to you and any applicable Withdrawal Charge, Market Value Adjustment, and taxes. A Contract Maintenance Charge will also be deducted if the Contract is terminated. Any Withdrawal Charge will be waived on withdrawals taken to satisfy IRS minimum distribution rules. This waiver is permitted only for withdrawals which satisfy distributions resulting from this Contract.


Free Withdrawal Amount During the first Contract Year, the Free Withdrawal Amount equals 15% of your initial purchase payment. Each subsequent Contract Year the Free Withdrawal Amount is equal to 15% of the Contract Value as of the beginning of that Contract Year. Each Contract Year you may withdraw the Free Withdrawal Amount without any Withdrawal Charge or Market Value Adjustment. Any Free Withdrawal Amount which is not withdrawn in a year may not be carried over to increase the Free Withdrawal Amount available in a subsequent year.

Withdrawal Charge Withdrawals in excess of the Free Withdrawal Amount will be subject to a Withdrawal Charge as follows:

         Payment Year:     1    2    3    4    5    6    7    8   9 and  Later

         Percentage:       8%   8%   7%   7%   6%   5%   4%   3%  0%


To determine the Withdrawal Charge, we assume that purchase payments are withdrawn first, beginning with the oldest payment. When all purchase payments have been withdrawn, additional withdrawals will not be assessed a Withdrawal Charge.

For each purchase payment withdrawal, the "Payment Year" in the table is measured from the date we received the purchase payment. The Withdrawal Charge is determined by multiplying the percentage corresponding to the Payment Year times that part of each purchase payment withdrawal that is in excess of the Free Withdrawal Amount.


Market Value Adjustment Activities in a Guarantee Period of the Guaranteed Maturity Fixed Account that may be subject to a Market Value Adjustment are withdrawals in excess of the Free Withdrawal Amount, transfers, death benefits, and amounts applied to an income plan. An activity will be subject to a Market Value Adjustment unless:

o        it occurs during the 30 day period after a Guarantee Period expires; or

o        it is a transfer that is part of a Dollar Cost Averaging program.

A Market Value Adjustment is an increase or decrease in the amount reflecting changes in the level of interest rates since the Guarantee Period was established. As used in this provision, "Treasury Rate" means the U. S. Treasury Note Constant Maturity yield as reported in Federal Reserve Bulletin Release
H.15. The Market Value Adjustment is based on the following:

         I = the Treasury Rate for a maturity equal to the Guarantee Period for the week preceding the establishment of the Guarantee Period;

         J = the Treasury Rate for a maturity equal to the Guarantee Period for the week preceding the receipt of the withdrawal request, death benefit request, transfer request, or Income Payment request.

         N = the number of whole and partial years from the date we receive the withdrawal, transfer, or death benefit request, or from the Payout Start Date, to the end of the Guarantee Period;

An adjustment factor is determined from the following formula:

                                .9 x (I - J) x N

The amount subject to a Market Value Adjustment that is deducted from a Guarantee Period of the Guaranteed Maturity Fixed Account is multiplied by the adjustment factor to determine the amount of the Market Value Adjustment.

Any Market Value Adjustment will be waived on withdrawals taken to satisfy IRS minimum distribution rules. This waiver is permitted only for withdrawals which satisfy distributions resulting from this Contract.


Death of Owner If you die prior to the Payout Start Date, the new Owner will be the surviving Owner. If there is no surviving Owner, the new Owner will be the Beneficiary(ies). The new Owner will have the options described below.

1.   If the sole new Owner is your spouse:

     a. Your spouse may elect, within 180 days of the date of your death, to receive the Death Benefit described below in a lump sum.

     b. Your spouse may elect, within 180 days of the date of your death, to receive an amount equal to the Death Benefit paid out under one of the Income Plans described in the Payout Phase section. The Payout Start Date must be within one year of your date of death. Income Payments must be:

          i.   over the life of your spouse; or

          ii. for a guaranteed number of payments from 5 to 30 years but not to exceed the life expectancy of your spouse; or

          iii. Over the life of your spouse with a guaranteed number of payments from 5 to 30 years but not to exceed the life expectancy of your spouse.

     c. If your spouse does not elect one of the options above, then your spouse may continue the Contract in the Accumulation Phase as if the death had not occurred. If the Contract is continued in the Accumulation Phase, the following conditions apply:

          o On the day the Contract is continued, the Contract Value will be the Death Benefit as determined at the end of the Valuation Period during which we received due proof of death.

          o The surviving spouse may make a single withdrawal of any amount within one year of the date of death without incurring a Withdrawal Charge.

          o Prior to the Payout Start Date, the Death Benefit of the continued Contract will be the greater of:

          o the sum of all purchase payments reduced by a withdrawal adjustment, as defined in the Death Benefit provision; or

               o    the  Contract  Value  on the  date we  determine  the  Death
                    Benefit; or

               o the Contract Value on each Death Benefit Anniversary prior to the date we determine the Death Benefit, increased by any purchase payments made since that Death Benefit Anniversary and reduced by a withdrawal adjustment, as defined in the Death Benefit provision.

2. If the new Owner is not your spouse but is a Natural Person, then this new Owner has the following options:


     a. The new Owner may elect, within 180 days of the date of your death, to receive the death benefit described below in a lump sum.

     b. The new Owner may elect, within 180 days of the date of your death, to receive an amount equal to the Death Benefit paid out under one of the Income Plans described in the Payout Phase section. The Payout Start Date must be within one year of your date of death. Income Payments must be:

          i.   over the life of the new Owner; or

          ii. for a guaranteed number of payments from 5 to 30 years but not to exceed the life expectancy of the new Owner; or

          iii. Over the life of the new Owner with a guaranteed number of payments from 5 to 30 years but not to exceed the life expectancy of the new Owner.

     c. The new Owner may elect to receive the Settlement Value payable in a lump sum within 5 years of your date of death.

3.   If the new Owner is a corporation or other non-Natural Person:


     a. The non-natural Owner may elect, within 180 days of your death, to receive the Death Benefit in a lump sum.

     b. The non-natural Owner may elect to receive the Settlement Value payable in a lump sum within 5 years of your date of death.

If any new Owner is a non-Natural Person, all new Owners will be considered to be non-Natural Persons for the above purposes.

If the new Owner who is not your spouse does not make one of the above described elections, the Settlement Value must be withdrawn by the new Owner on or before the mandatory distribution date 5 years after your date of death. Under any of these options, all ownership rights are available to the new Owner from the date of your death to the date on which the Death Benefit or Settlement Value is paid. We reserve the right to extend beyond 180 days the period when we will pay the Death Benefit.


Death of Annuitant If the Annuitant who is not also the Owner dies prior to the Payout Start Date, the Owner must elect an applicable option listed below. If the option selected is 1(a) or 1(b)(ii) below, the new Annuitant will be the youngest Owner, unless the Owner names a different Annuitant.

1.   If the Owner is a Natural Person:


     a. The Owner may choose to continue this Contract as if the death had not occurred; or

     b. If we receive due proof of death within 180 days of the date of the Annuitant's death, then the Owner may alternatively choose to:

          i.   Receive the Death Benefit in a lump sum; or

          ii. Apply the Death Benefit to an Income Plan which must begin within one year of the date of death.

2.   If the Owner is a non-Natural Person:

     a. The non-natural Owner may elect, within 180 days of the Annuitant's date of death, to receive the Death Benefit in a lump sum; or

     b. The non-natural Owner may elect to receive the Settlement Value payable in a lump sum within 5 years of the Annuitant's date of death.

If the non-natural Owner does not make one of the above described elections, the Settlement Value must be withdrawn by the non-natural Owner on or before the mandatory distribution date 5 years after the Annuitant's death.

Under any of these options, all ownership rights are available to the Owner from the date of the Annuitant's death to the date on which the Death Benefit or Settlement Value is paid. We reserve the right to extend beyond 180 days the period when we will pay the Death Benefit.


Death Benefit Except as defined above when the surviving spouse continues the Contract, prior to the Payout Start Date, the Death Benefit is equal to the greatest of the following Death Benefit alternatives:

o the sum of all purchase payments reduced by a withdrawal adjustment, as defined below; or

o    the Contract Value on the date we determine the Death Benefit; or

o the amount that would have been payable in the event of a full withdrawal of the Contract Value on the date we determine the Death Benefit; or

o the Contract Value on each Death Benefit Anniversary prior to the date we determine the Death Benefit, increased by any purchase payments made since that Death Benefit Anniversary and reduced by a withdrawal adjustment, as defined below.

The first Death Benefit Anniversary is the 8th Contract anniversary. Subsequent Death Benefit Anniversaries are those Contract anniversaries that are multiples of 8 Contract Years, beginning with the 16th Contract anniversary. For example, the 8th, 16th, and 24th Contract anniversaries are the first three Death Benefit Anniversaries.

The withdrawal adjustment is equal to (a) divided by (b), with the result multiplied by (c), where:

     (a)  = the withdrawal amount.

     (b)  = the Contract Value immediately prior to the withdrawal.

     (c) = the value of the applicable Death Benefit alternative immediately prior to the withdrawal.

We will determine the value of the Death Benefit as of the end of the Valuation Period during which we receive a complete request for payment of the Death Benefit. A complete request includes due proof of death.


Settlement Value The Settlement Value is the same amount that would be paid in the event of a full withdrawal of the Contract Value. We will calculate the Settlement Value at the end of the Valuation Period coinciding with the requested distribution date for payment or on the mandatory distribution date of 5 years after the date of death, whichever is earlier.


------------------------------------------------------------------------------

PAYOUT PHASE
------------------------------------------------------------------------------


Payout Phase Defined The "Payout Phase" is the second of the two phases during your Contract. During this phase the Contract Value adjusted by any Market Value Adjustment and less any applicable taxes is applied to the Income Plan you choose and is paid out as provided in that plan.

The Payout Phase begins on the Payout Start Date. It continues until we make the last payment as provided by the Income Plan chosen.


Payout Start Date The "Payout Start Date" is the date the Contract Value adjusted by any Market Value Adjustment and less any applicable taxes is applied to an Income Plan. The anticipated Payout Start Date is shown on the Annuity Data Page. You may change the Payout Start Date by writing to us at least 30 days prior to this date.

The Payout Start Date must be on or before the later of:

o        the Annuitant's 90th birthday; or

o        the 10th anniversary of the Contract's issue date.

Income Plans An "Income Plan" is a series of payments on a scheduled basis to you or to another person designated by you. The Contract Value on the Payout Start Date adjusted by any Market Value Adjustment and less any applicable taxes, will be applied to your Income Plan choice from the following list:

1. Life Income with Guaranteed Payments. We will make payments for as long as the Annuitant lives. If the Annuitant dies before the selected number of guaranteed payments have been made, we will continue to pay the remainder of the guaranteed payments.

2. Joint and Survivor Life Income with Guaranteed Payments. We will make payments for as long as either the Annuitant or joint Annuitant, named at the time of Income Plan selection, lives. If both the Annuitant and the joint Annuitant die before the selected number of guaranteed payments have been made, we will continue to pay the remainder of the guaranteed payments.

3. Guaranteed Number of Payments. We will make payments for a specified number of months beginning on the Payout Start Date. These payments do not depend on the Annuitant's life. The number of months guaranteed may be from 60 to
     360. Income payments for less than 120 months may be subject to a Withdrawal Charge.

We reserve the right to make available other Income Plans.


Income Payments Income payment amounts may be Variable Amount Income Payments, Fixed Amount Income Payments, or both. The method of calculating the initial payment is different for the two types of payments. The Contract Maintenance Charge will be deducted in equal payments from each income payment. The Contract Maintenance Charge will be waived if the Contract Value on the Payout Start Date is $50,000 or more or if all payments are Fixed Amount Income Payments.


Variable Amount Income Payments Variable Amount Income Payments will vary to reflect the performance of the Variable Account. The portion of the initial income payment based upon a particular Variable Sub-account is determined by applying the amount of the Contract Value in that Sub-account on the Payout Start Date, less any applicable premium tax, to the appropriate value from the Income Payment Table. This portion of the initial income payment is divided by the Annuity Unit Value on the Payout Start Date for that Variable Sub-account to determine the number of Annuity Units from that Sub-account which will be used to determine subsequent income payments. Unless transfers are made between Sub-accounts, each subsequent income payment from that Sub-account will be that number of Annuity Units times the Annuity Unit Value for the Sub-account for the Valuation Date on which the income payment is made.


Annuity Unit Value The Annuity Unit Value for each Sub-account of the Variable Account at the end of any Valuation Period is calculated by:

o multiplying the Annuity Unit Value at the end of the immediately preceding Valuation Period by the Sub-account's Net Investment Factor during the period; and then

o dividing the result by 1.000 plus the assumed investment rate for the period. The assumed investment rate is an effective annual rate of 3%. We reserve the right to offer an assumed investment rate greater than 3%.


Fixed Amount Income Payments The income payment amount derived from any monies allocated to the Fixed Account options during the Accumulation Phase are fixed for the duration of the Income Plan. The Fixed Amount Income Payment is calculated by applying the portion of the Contract Value in the Fixed Account options on the Payout Start Date, adjusted by any Market Value Adjustment and less any applicable premium tax, to the greater of the appropriate value from the Income Payment Table selected or such other value as we are offering at that time.

Annuity Transfers After the Payout Start Date, no transfers may be made from the Fixed Amount Income Payment. Transfers between Sub-accounts of the Variable Account, or from the Variable Amount Income Payment to the Fixed Amount Income Payment may not be made for six months after the Payout Start Date. Transfers may be made once every six months thereafter.


Payout Terms and Conditions The income payments are subject to the following terms and conditions:

o If the Contract Value is less than $2,000, or not enough to provide an initial payment of at least $20, we reserve the right to:

     o    change the payment frequency to make the payment at least $20; or

     o terminate the Contract and pay you the Contract Value adjusted by any Market Value Adjustment and less any applicable taxes in a lump sum.

     o If we do not receive a written choice of an Income Plan from you at least 30 days before the Payout Start Date, the Income Plan will be Life Income with Guaranteed Payments for 120 months.

o If you choose an Income Plan which depends on any person's life, we may require:

     o    proof of age and sex before income payments begin; and

     o proof that the Annuitant or joint Annuitant is still alive before we make each payment.

o After the Payout Start Date, the Income Plan cannot be changed and withdrawals cannot be made unless income payments are being made from the Variable Account under Income Plan 3. You may terminate the income payments being made from the Variable Account under Income Plan 3 at any time and withdraw their value, subject to Withdrawal Charges.

o If any Owner dies during the Payout Phase, the remaining income payments will be paid to the successor Owner as scheduled.


------------------------------------------------------------------------------

INCOME PAYMENT TABLES
------------------------------------------------------------------------------


The initial income payment will be at least the amount based on the adjusted age of the Annuitant(s) and the tables below, less any federal income taxes which are withheld. The adjusted age is the actual age on the Payout Start Date reduced by one year for each six full years between January 1, 1983 and the Payout Start Date. Income payments for ages and guaranteed payment periods not shown below will be determined on a basis consistent with that used to determine those that are shown. The Income Payment Tables are based on 3.0% interest and the 1983a Annuity Mortality Tables.


Income Plan 1 - Life Income with Guaranteed Payments for 120 Months
============================================================================================================================

                           Monthly Income Payment for each $1,000 Applied to this Income Plan
----------------------------------------------------------------------------------------------------------------------------
------------------- ---------------------- ---------------- ---------------------- ---------------- ------------------------

  Annuitant's                                Annuitant's                             Annuitant's
     Adjusted         Male     Female         Adjusted        Male     Female         Adjusted        Male    Female
       Age                                       Age                                     Age
------------------- ---------------------- ---------------- ---------------------- ---------------- ------------------------
------------------- ---------------------- ---------------- ---------------------- ---------------- ------------------------

       35              $3.43     $3.25            49           $4.15    $3.82             63           $5.52    $4.97
       36               3.47      3.28            50            4.22     3.88             64            5.66     5.09
       37               3.51      3.31            51            4.29     3.94             65            5.80     5.22
       38               3.55      3.34            52            4.37     4.01             66            5.95     5.35
       39               3.60      3.38            53            4.45     4.07             67            6.11     5.49
       40               3.64      3.41            54            4.53     4.14             68            6.27     5.64
       41               3.69      3.45            55            4.62     4.22             69            6.44     5.80
       42               3.74      3.49            56            4.71     4.29             70            6.61     5.96
       43               3.79      3.53            57            4.81     4.38             71            6.78     6.13
       44               3.84      3.58            58            4.92     4.46             72            6.96     6.31
       45               3.90      3.62            59            5.02     4.55             73            7.13     6.50
       46               3.96      3.67            60            5.14     4.65             74            7.31     6.69
       47               4.02      3.72            61            5.26     4.75             75            7.49     6.88
       48               4.08      3.77            62            5.39     4.86
=================== ====================== ================ ====================== ================ ========================

Income Plan 2 - Joint and Survivor Life Income with Guaranteed Payments for 120 Months
==============================================================================================================================

                            Monthly Income Payment for each $1,000 Applied to this Income Plan
------------------------------------------------------------------------------------------------------------------------------
-------------------- ---------------------------------------------------------------------------------------------------------

                     Female Annuitant's Adjusted Age
-------------------- ---------------------------------------------------------------------------------------------------------
-------------------- ---------- ------------ ----------- ---------- ---------- ---------- ---------- --------- ---------------

      Male
   Annuitant's          35         40        45          50         55           60         65           70         75
     Adjusted
       Age
-------------------- ---------- ------------ ----------- ---------- ---------- ---------- ---------- --------- ---------------
-------------------- ---------- ---------- ---------- ---------- ----------- ---------- ------------ ----------- -------------

       35             $3.09      $3.16      $3.23      $3.28      $3.32       $3.36      $3.39        $3.40       $3.42
       40              3.13       3.22       3.31       3.39       3.46        3.51       3.56         3.59        3.61
       45              3.17       3.28       3.39       3.50       3.60        3.69       3.76         3.81        3.85
       50              3.19       3.32       3.45       3.60       3.74        3.87       3.98         4.07        4.14
       55              3.21       3.35       3.51       3.68       3.87        4.06       4.23         4.37        4.48
       60              3.23       3.37       3.55       3.75       3.98        4.23       4.47         4.70        4.88
       65              3.24       3.39       3.57       3.80       4.07        4.37       4.71         5.04        5.34
       70              3.24       3.40       3.59       3.83       4.13        4.48       4.90         5.36        5.81
       75              3.25       3.41       3.61       3.86       4.17        4.56       5.04         5.61        6.22
==================== ========== ========== ========== ========== =========== ========== ============ =========== =============

Income Plan 3 - Guaranteed Number of Payments
================================= =============================================

                                  Monthly Income Payment for each
    Specified Period              $1,000 Applied to this Income Plan
--------------------------------- ---------------------------------------------
--------------------------------- ---------------------------------------------

        10 Years                                    $9.61
        11 Years                                     8.86
        12 Years                                     8.24
        13 Years                                     7.71
        14 Years                                     7.26
        15 Years                                     6.87
        16 Years                                     6.53
        17 Years                                     6.23
        18 Years                                     5.96
        19 Years                                     5.73
        20 Years                                     5.51
================================= ==============================================

------------------------------------------------------------------------------

GENERAL PROVISIONS
------------------------------------------------------------------------------


The Entire Contract The entire contract consists of this Contract, any written application, and any endorsements and riders.

All statements made in a written application are representations and not warranties. No statement will be used by us in defense of a claim or to void the Contract unless it is included in a written application.

We may not modify this Contract without your consent, except to make it comply with any changes in the Internal Revenue Code or as required by any other applicable law. Only our officers may change this Contract. No other individual may do this.


Incontestability We will not contest the validity of this Contract after the issue date.


Misstatement of Age or Sex If any age or sex has been misstated, we will pay the amounts which would have been paid at the correct age and sex.

If we find the misstatement of age or sex after the income payments begin, we will:

o pay all amounts underpaid including interest calculated at an effective annual rate of 6%; or

o    stop payments until the total payments are equal to the corrected amount.


Annual Statement At least once a year, prior to the Payout Start Date, we will send you a statement containing Contract Value information. We will provide you with Contract Value information at any time upon request. The information presented will comply with any applicable law.


Settlements We may require that this Contract be returned to us prior to any settlement. We must receive due proof of death of the Owner or Annuitant prior to settlement of a death claim.

Any full withdrawal or Death Benefit under this Contract will not be less than the minimum benefits required by any statute of the state in which the Contract is delivered.


Deferment of Payments We will pay any amounts due from the Variable Account under this Contract within seven days, unless:

o the New York Stock Exchange is closed for other than usual weekends or holidays, or trading on such Exchange is restricted;

o    an emergency  exists as defined by the Securities and Exchange  Commission;
     or

o the Securities and Exchange Commission permits delay for the protection of Contract holders.

We reserve the right to postpone payments or transfers from the Fixed Account options for up to six months. If we elect to postpone payments from the Fixed Account for 30 days or more, we will pay interest as required by applicable law. Any interest would be payable from the date the withdrawal request is received by us to the date the payment is made.

Variable Account Modifications We reserve the right, subject to applicable law, to make additions to, deletions from, or substitutions for the mutual fund shares underlying the Sub-accounts of the Variable Account. We will not substitute any shares attributable to your interest in a Sub-account of the Variable Account without notice to you and prior approval of the Securities and Exchange Commission, to the extent required by the Investment Company Act of 1940, as amended.

We reserve the right to establish additional Sub-accounts of the Variable Account, each of which would invest in shares of another mutual fund. You may then instruct us to allocate purchase payments or transfers to such Sub-accounts, subject to any terms set by us or the mutual fund.

In the event of any such substitution or change, we may by endorsement, make such changes as may be necessary or appropriate to reflect such substitution or change.

If we deem it to be in the best interests of persons having voting rights under the contracts, the Variable Account may be operated as a management company under the Investment Company Act of 1940, as amended or it may be deregistered under such Act in the event such registration is no longer required.